Other Obligations (Tables)	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Summary of Other Obligations

	Note	2018	2019
One-off cash housing subsidies	(a)	2,496	2,496
Obligations under finance lease	(b)	240	—
Others		298	282

Sub-total		3,034	2,778
Less: Current portion		(2,844)	(2,604)

		190	174

(a)	One-off cash housing subsidies
Certain staff quarters, prior to 1998, were sold to certain of the Group’s employees at preferential prices, subject to a number of eligibility requirements. In 1998, the State Council issued a circular which stipulated that the sale of quarters to employees at preferential prices should be terminated. In 2000, the State Council issued a further circular stating that cash subsidies should be made to certain eligible employees following the withdrawal of the allocation of staff quarters. However, the specific timetable and procedures for the implementation of these policies were to be determined by individual provincial or municipal governments based on the particular situation of the provinces or municipality.
Based on the relevant detailed local government regulations promulgated, certain entities within the Group adopted cash housing subsidy plans. In accordance with these plans, for those eligible employees who had not been allocated with quarters or who had not been allocated with quarters up to the prescribed standards before the discounted sales of quarters were terminated, the Group determined to pay them one-off
cash housing subsidies based on their years of service, positions and other criteria. Based on the available information, the Group estimated the required provision for these cash housing subsidies amounted to RMB4,142 million, which was charged to the statements of income for the year ended December 31, 2000 (the year in which the State Council circular in respect of cash subsidies was issued).
In January 2009, through the absorption of China Netcom (Group) Company Limited (“CNC China”) by CUCL and the absorption of China Network Communications Group Corporation (“Netcom Group”) by Unicom Group, the rights and obligations formerly undertaken by CNC China and Netcom Group were taken over by CUCL and Unicom Group separately. As of December 31, 2019, the Group’s unpaid one-off
cash housing subsides amounted to approximately RMB2,496 million. If the actual payments required for these one-off
housing subsidies differ from the amount provided, Unicom Group will bear any additional payments required. If the actual payments are lower than the amount provided, the difference will be paid to Unicom Group.

(b)	Obligations under finance lease
The Group recognized the payables for the finance lease of telecommunications equipment in “obligations under finance lease” before January 1, 2019. On the date of transition to IFRS 16, obligations under finance lease of RMB240 million previously included in “Other obligations” were adjusted to “Lease liabilities” recognized at January 1, 2019. See Note 2.2(d).
The lease payments under finance lease as of December 31, 2018 are analyzed as follows::

2018
Total minimum lease payments under finance lease:
- not later than one year	243
- later than one year and not later than two years	2
- later than two years and not later than three years	4

249
Less: Future finance charges	(9)

Present value of minimum obligations	240

Representing obligations under finance lease:
- current liabilities	234

- non-current liabilities	6